Exhibit 10.49

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”)

is made and entered into as of November 7, 2024 by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), ORCO IV LLC and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lenders, and ORCO IV LLC, as

administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of October 18, 2023, as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of November 30, 2023 and as amended by that certain Second Amendment to Credit Agreement, dated as of May 28, 2024 (the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lenders and acknowledged by the Administrative Agent;

WHEREAS, the undersigned Lenders comprise all Lenders under the Credit Agreement; and

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment to, among other things, terminate the First Delayed Draw Commitment Amount and the Second Delayed Draw Commitment Amount in full.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.
Amendments to Section 1.1.
(a)
Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:

“Third Amendment” means the Third Amendment to the Agreement, dated as of November 7, 2024, among the Borrower, the Lenders and the Administrative Agent.

(b)
The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the Third Amendment,” immediately after the phrase “the Second Amendment,”.

3.
Amendments to Section 2.4. The last sentence of Section 2.4 of the Credit Agreement is hereby amended and restated in full as follows:

“In addition to the foregoing, the Borrower shall have the right, upon notice to the Administrative Agent, at any time and from time to time to terminate the First Delayed Draw Commitment Amount and the Second Delayed Draw Commitment Amount (x) in connection with, and subject to the effectiveness of, the Third Amendment or (y) in connection with the payment in full of the Obligations (other than contingent indemnity and expense reimbursement obligations for which no claim has been asserted).

4.
Amendments to Section 3.2. Section 3.2 of the Credit Agreement is hereby amended by removing the first row of the chart therein (setting forth the Product Revenue threshold for the 12-month period ending December 31, 2024 at $67,500,000) in its entirety.
5.
Termination of Commitments. Pursuant to Section 2.4 of the Credit Agreement and subject to the satisfaction of the conditions to effectiveness of this Amendment set forth in Section 7, the Borrower hereby terminates the First Delayed Draw Commitment Amount and the Second Delayed Draw Commitment Amount on and as of the date hereof. The Lenders and the Borrower hereby agree that, upon effectiveness of this Amendment, each of the First Delayed Draw Commitment Amount and the Second Delayed Draw Commitment Amount are hereby terminated in full and permanently reduced to zero.
6.
Extension of the Reorganization Outside Date. In accordance with Section 10.1 of the Credit Agreement, the Lenders and Administrative Agent consent to an extension of the Reorganization Outside Date to February 28, 2025 (which extension shall be deemed effective as of September 30, 2024).
7.
Conditions to Effectiveness of Amendment. This Amendment shall become effective upon:
(a)
receipt by the Lenders, the Administrative Agent and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lenders, the Administrative Agent and the Borrower; and
(b)
receipt by the Lenders of a consent fee in an aggregate amount of $100,000, to be paid ratably to each Lender for its own account in accordance with its respective Commitments; provided that such fee shall be fully earned, due and payable on the date hereof, nonrefundable under any circumstances and in addition to, and not creditable against, any other fee, cost or expense payable under the Investment Documents.
8.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

9.
Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Amendment, as follows:
(a)
The Borrower represents, warrants and confirms that it and its Subsidiaries have complied with the Borrower’s investment policy as in effect on the date hereof, will continue to comply with such investment policy and will not amend such investment policy to allow use of margin in the Securities Accounts.
(b)
The representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).
(c)
No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.
10.
No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
11.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES

(COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS

AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

12.
Counterparts; Governing Law. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5- 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVITA MEDICAL, INC.

as the Borrower

By: Name: James Corbett

Title: Chief Executive Officer

ORCOIVLLC

as Lender

By: OrbiMed Royalty & Credit Opportunities IV, LP, its Member

By: OrbiMed ROF IV LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP,

as Lender

By: OrbiMed ROF IV LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

ACKNOWLEDGED BY:

ORCOIVLLC

as the Administrative Agent

By: OrbiMed Royalty & Credit Opportunities IV, LP, its Sole Member

By: OrbiMed ROF JV LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member